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                                                                    EXHIBIT 10.4

                    STEM CELL PRESERVATION TECHNOLOGIES, INC.
                 2002 STOCK OPTION AND EQUITY COMPENSATION PLAN

     1. GRANT OF RESTRICTED STOCK AND EQUITY COMPENSATION OPTIONS; GENERALLY. In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the STEM CELL PRESERVATION TECHNOLOGIES, INC. Amended and Restated 2002 STOCK OPTION AND EQUITY COMPENSATION PLAN (the "Plan"), the Board of Directors (the "Board") or the Compensation Committee (the "Committee") of Stem Cell Preservation Technologies, Inc. (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, restricted stock or options to acquire shares of the Corporation's $.0001 par value common stock (the "Stock").

     The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

     The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     2. TYPE OF GRANTS.

        (a) The Board or the Committee is authorized to issue options which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which options are hereinafter referred to collectively as Incentive Stock Options (ISOs or singularly as an ISO).

        (b) The Board or the Committee is authorized to issue options which are not ISOs, which options are hereinafter referred to collectively as Non-Qualified Stock Options (NSOs or singularly as an NSO).

        (c) The Board or the Committee is authorized to issue "Reload Options"

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in accordance with Paragraph 8 herein, which options are hereinafter referred to collectively as Reload Options, or singularly as a Reload Option.

        (d) The Board or the Committee is authorized to issue Restricted Stock as described in Section 5 ("Restricted Stock").

        (e) The Board or the Committee is authorized to issue Stock Appreciation Rights as described in Section10 (Stock Appreciation Rights").

     3. AMOUNT OF STOCK. The aggregate number of shares of Stock in the Plan which may be issued or purchased pursuant to the exercise of Options shall be 2,500,000 shares. Of this amount, the Board or the Committee shall have the power and authority to designate whether any Options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Option ceases to be exercisable, in whole or in part, the shares of Stock underlying such Option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Option granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board or the Committee. The Board or the Committee shall give notice of any adjustments to each Eligible Person granted an Option under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If, because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Option, the Eligible Person will receive what the holder would have owned if the holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

     4. ELIGIBLE PERSONS.

        (a) With respect to ISOs, an Eligible Person means any individual who has been employed (provided that a bona fide employer/employee relationship exists) by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days.

        (b) With respect to NSOs and Stock Appreciation Rights, an Eligible Person means (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty
(60) days, (ii) any director of the Corporation or of any subsidiary of the Corporation or (iii) any consultant of the Corporation or of any subsidiary of the Corporation.

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        (c) With respect to Restricted Stock Grants, all employees of the
Company and its subsidiaries, including employees who are officers or members of the Board, and members of the Board who are not employees shall be eligible to participate in the Plan. Key advisors and consultants who perform services to the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

     5. GRANTS OF RESTRICTED STOCK. The Board or the Committee may issue or transfer shares of Company Stock to an Eligible Person under a Grant of Restricted Stock, upon such terms as the Board or the Committee deems appropriate. At no time may the Board or the Committee grant in excess of 1,000,000 shares of Restricted Stock. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available under a Grant of Restricted Stock shall be appropriately adjusted by the Board or the Committee. The following provisions are applicable to Restricted Stock, unless otherwise provided for in the Grant:

        (a) GENERAL REQUIREMENTS. Shares of Company Stock issued or transferred pursuant to Grants of Restricted Stock may be issued or transferred for consideration or for no consideration, as determined by the Board or the Committee. The Board or the Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Board or the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Form as the "Restriction Period."

        (b) NUMBER OF SHARES/DISCOUNT. The Board or the Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Grant of Restricted Stock and the restrictions applicable to such shares. The Board or the Committee may make Grants of Restricted Stock at up to a 10% discount to market at the time of Grant.

        (c) REQUIREMENT OF EMPLOYMENT. If the Grantee ceases to be employed by the Company during a period designated in the Grant Form as the Restriction Period, or if other specified conditions are not met, the Grant of Restricted Stock shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Board or the Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

        (d) RESTRICTIONS ON TRANSFER AND LEGEND ON STOCK CERTIFICATE. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor

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Grantee under Section 5(h). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Board or the Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

        (e) RIGHT TO VOTE AND TO RECEIVE DIVIDENDS. Unless the Board or the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board or the Committee.

        (f) LAPSE OF RESTRICTIONS. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board or the Committee. The Board or the Committee may determine, as to any or all Grants of Restricted Stock, that the restrictions shall lapse without regard to any Restriction Period.

        (g) PERFORMANCE BASED COMPENSATION. The Board or the Committee may grant Restricted Stock to an employee covered under Section 162(m) of the Code that vests upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income,
(ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets and (vii) cost reductions or savings. To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(c) of the Code, with respect to Restricted Stock which may be granted to one or more employees covered under
Section 162(m) of the Code, no later than ninety days following the commencement of any fiscal year in question or any other designated fiscal period, the Board or the Committee shall, in writing, (i) designate the employees covered under
Section 162(m) of the Code, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Board or the Committee shall certify in writing whether the applicable performance target has been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) participant, the Board or the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Board or the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other

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designated fiscal period.

        (h) NONTRANSFERABILITY OF GRANTS. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, and then only if and to the extent permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     6. GRANT OF OPTIONS. The Board or the Committee has the right to issue the Options established by this Plan to Eligible Persons. The Board or the Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Options shall be set forth in a writing signed on behalf of the Corporation or by a majority of the members of the Committee. The writing shall identify the terms and conditions of the Stock Grant or whether the Option being granted is an ISO or an NSO and shall set forth the terms which govern the Option. The terms shall be determined by the Board or the Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Options, when the Options may be exercised, the period for which the Option is granted and including the expiration date, the effect on the Options if the Eligible Person terminates employment and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Option. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Option granted to an Eligible Person may differ from the terms of an Option granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person.

     All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a Grant Form (the "Grant"). In the event there is an inconsistency between the terms of the Grant Form and the terms of the Plan, the terms of the Grant Form shall govern. The Committee shall approve the Grant Form and provisions of each Grant.

     7. OPTION PRICE. The option price per share shall be determined by the Board or the Committee at the time any Option is granted, and shall be not less than (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater stockholder, 110% of the fair market value, or (iii) in the case of an NSO, not less than 75% of the fair market value (but in no event less than the par

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value) of one share of Stock on the date the Option is granted, as determined by the Board or the Committee. Fair market value as used herein shall be:

         (a) If shares of Stock shall be traded on an exchange or over-the-counter market, the mean between the high and low sales prices of Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded.

         (b) If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by a recognized appraiser as selected by the Board or the Committee.

     8. PURCHASE OF SHARES. An Option shall be exercised by the tender to the Corporation of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be in United States dollars, payable in cash or by check, or in property or Corporation stock, if so permitted by the Board or the Committee in accordance with the discretion granted in Paragraph 6 herein, having a value equal to such purchase price. The Corporation shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to (i) the filing with the Corporation (if requested by the Corporation) by the Eligible Person of a representation in writing that it is the Eligible Person's then present intention to acquire the Stock being purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares under any government regulatory body, which the Corporation shall determine to be necessary or advisable.

     9. GRANT OF RELOAD OPTIONS. In granting an Option under this Plan, the Board or the Committee may include a Reload Option provision therein, subject to the provisions set forth in Paragraphs 22 and 23 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an ISO, NSO or another Reload Option (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Committee consistent with the provisions of this Plan.

     10. STOCK APPRECIATION RIGHTS. The Board or the Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. Stock Appreciation Right means the right to receive from the Corporation, on surrender of all or part of the

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related Stock Option, without a cash payment to the Corporation, a number of shares of Common Stock equal to the SAR Value (as defined herein) divided by the Fair Market Value (on the exercise date). SAR Value means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option. Stock Appreciation Rights shall be subject to the following terms and conditions:

             (a) EXERCISABILITY. Stock Appreciation Rights shall be exercisable as shall be determined by the Board or the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

             (b) TERMINATION. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

             (c) METHOD OF EXERCISE. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Board or the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

             (d) SHARES AFFECTED UPON PLAN. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

         11. COMPENSATION COMMITTEE. The Committee may be appointed from time to time by the Corporation's Board of Directors. The Board may from time to time remove members from or add members to the Committee. The Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 22 herein. The members of the Committee may elect one of its members as its chairman. The Committee shall hold its meetings at such times and places as its chairman shall determine. A majority of the Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Committee by conference telephone or similar communications equipment by means of which all members

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participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Committee will be effective as if it had been made by a majority vote of all members of the Committee at a meeting which is duly called and held.

     12. ADMINISTRATION OF PLAN. In addition to granting Options and to exercising the authority granted to it elsewhere in this Plan, the Board or the Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Options granted or awarded pursuant to the Plan comply with the provisions of Paragraph 22 and 23 herein. All determinations made by the Board or the Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

     13. PROVISIONS APPLICABLE TO ISOS. The following provisions shall apply to all ISOs granted by the Board or the Committee and are incorporated by reference into any writing granting an ISO:

         (a) An ISO may only be granted within ten (10) years from ,the date that this Plan was originally adopted by the Corporation's Board of Directors.

         (b) An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

         (c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

         (d) An ISO is not transferable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

         (e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least 110% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

         (f) The aggregate fair market value (determined at the time the ISO is

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granted) of the Stock with respect to which the ISO is first exercisable by the
Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed $100,000.

         (g) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

     14. DETERMINATION OF FAIR MARKET VALUE. In granting ISOs under this Plan, the Board or the Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO.

     15. RESTRICTIONS ON ISSUANCE OF STOCK. The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Option unless the Stock with respect to which the Option is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Option granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Option, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

     16. EXERCISE IN THE EVENT OF DEATH, DISABILITY OR TERMINATION OF
EMPLOYMENT.

         (a) If an optionee shall die (i) while an employee of the Corporation or a subsidiary or (ii) within three months after termination of his employment with the Corporation or a subsidiary, his Options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment, by the person or persons to whom the optionee's right under the Option does pass by will or applicable law, or if no such person has such right, by his executors or administrators. In the event of such termination of employment because of his death while an employee or within three months after termination of his employment, his Options may be exercised not later than the termination date specified in Paragraph 5 of the Grant Form, or twelve (12) months after the optionee's death, whichever date is earlier.

         (b) If an optionee's employment by the Corporation or a subsidiary shall terminate because of his permanent disability and such optionee has not died

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within the following three months, he may exercise his Options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the termination date specified in Paragraph 5 of the Grant Form, or twelve (12) months after termination of employment, whichever date is earlier.

         (c) If an optionee's employment shall terminate for any reason other than death, permanent disability or for cause (as described below) his Options may be exercised not later than the termination date set forth in Paragraph 5 of the Grant Form.

         (d) If an optionee's employment shall terminate for cause, all right to exercise his Option shall terminate at the date of such termination of employment. For purposes of this Paragraph 16, termination for cause shall mean termination of employment by reason of the optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Corporation or a subsidiary, all as the Board or the Committee in its sole discretion may determine.

         (e) If a Holder's employment with the Corporation or a subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Corporation or (ii) discloses to anyone outside the Corporation or uses any confidential information or material of the Corporation in violation of the Corporation's policies or any agreement between the Holder and the Corporation, the Board or the Committee, in its sole discretion, may require such Holder to return to the Corporation the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Corporation is terminated.

     17. CORPORATE EVENTS. In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Common Stock the Board of Directors may (a) declare that each Option or Stock Appreciation Right granted under this Plan shall terminate as of a date to be fixed by the Board of Directors; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Option, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Option as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Option would not otherwise be exercisable (nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Option) and/or (b) accelerate the vesting of any other awards granted and outstanding under the Plan, and/or (c) require a Holder of any award granted under this Plan to relinquish such award to the Corporation upon the tender by the Corporation to Holder of cash in an amount equal to the Repurchase Value (as defined herein) of such award. "Repurchase Value" shall mean the Fair Market Value in the event the award to

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be repurchased under this Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

     18. NO GUARANTEE OF EMPLOYMENT. Nothing in this Plan or in any writing granting an Option will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

     19. NONTRANSFERABILITY. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him.

     20. NO RIGHTS AS STOCKHOLDER. No optionee shall have any rights as a stockholder with respect to any shares subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares.

     21. AMENDMENT AND DISCONTINUANCE OF PLAN. The Corporation's Board of Directors may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Options under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 and 5 herein), or (b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Corporation's Board of Directors is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board of Directors may modify the Plan, as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 21, and Paragraphs 22 and 23.

     22. COMPLIANCE WITH RULE 16B-3. This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Committee or the Corporation's Board of Directors.

     23. COMPLIANCE WITH CODE. The aspects of this Plan on ISOs are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the

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existing statute, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to such optionee.

     If any provision of the aspects of this Plan on ISOs (including but limited to Stock Reload Options or Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) is determined to disqualify the shares purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

     24. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Corporation to sell and deliver Stock under such options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange or over-the-counter market on which the Stock may then be listed and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

     25. DISPOSITION OF SHARES. In the event any share of Stock acquired by an exercise of an Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Option was granted or within one year after the transfer of such Stock pursuant to such exercise, the optionee shall give prompt written notice thereof to the Corporation or the Committee.

     26. NAME. The Plan shall be known as the "Stem Cell Preservation Technologies, Inc. 2002 Stock Option and Equity Compensation Plan."

     27. NOTICES. Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to its offices at 6905 Rockledge Drive, Suite 600, Bethesda, Maryland 20817 and when addressed to the Committee shall be sent to 6905 Rockledge Drive, Suite 600, Bethesda, Maryland 20817 and subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

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

     28. HEADINGS. The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.


     29. EFFECTIVE DATE. This Plan, was adopted by the Board of Directors of the Corporation on November 14, 2002, and the stockholders of the Corporation on November 22, 2002.

     Dated as of November 14, 2002.


                                           STEM CELL PRESERVATION
                                           TECHNOLOGIES, INC.



                                           By: /s/ Ronald Richard
                                           Ronald Richard
                                           President and Chief Executive Officer

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